UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2007

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 29, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of Grubb & Ellis Healthcare REIT Advisor, LLC, or our Advisor, entered into a Purchase and Sale Agreement, or the Agreement, with BRCP Highlands Ranch, LLC, an unaffiliated third party, or the Seller, for the purchase of Highlands Ranch Healthcare Plaza located in Highlands Ranch, Colorado, or the Highlands Ranch property, for a purchase price of $14,500,000.

On December 19, 2007, Triple Net Properties executed an Assignment and Assumption of Purchase and Sale Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, to G&E Healthcare REIT County Line Road, LLC, our subsidiary.

On December 19, 2007, we acquired the Highlands Ranch property from the Seller for a purchase price of $14,500,000. We financed the purchase price with a secured loan of $8,853,000 from Wachovia Bank, National Association, or Wachovia, $2,901,000 in borrowings under a secured revolving line of credit with LaSalle Bank National Association, or LaSalle, and KeyBank National Association, or Key Bank, and the remaining balance from funds raised through our initial public offering (both the secured loan and the secured revolving line of credit are described in Item 2.03 below). An acquisition fee of $435,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Wachovia Secured Loan

On December 19, 2007, we, through G&E Healthcare REIT County Line Road, LLC, obtained a secured loan, or the Highlands loan, with Wachovia. The Highlands loan is evidenced by a Loan Agreement, or the Highlands loan agreement, and a Promissory Note in the principal amount of $8,853,000, or the Highlands note. The Highlands note is secured by a Deed of Trust, Assignment, Security Agreement and Fixture Filing, or the Highlands mortgage, on the Highlands Ranch property, and a Repayment Guaranty by which we unconditionally and irrevocably guarantee the obligations as listed in the Repayment Guaranty. The loan matures on December 31, 2010, but may be extended for two consecutive 12 month periods, each subject to satisfaction of certain conditions, including payment of an extension fee equal to 0.125% of the principal balance then outstanding plus undisbursed loan proceeds. The loan provides for monthly interest-only payments due on the first day of each calendar month, beginning on January 1, 2008. At our option, the loan bears interest at per annum rates equal to: (a) 30-day LIBOR plus 1.55%; or (b) the Prime Rate, as announced by Wachovia from time to time. If any monthly installment that is due is not received by Wachovia on or before the 15th day of each month, the loan provides for a late charge equal to 4.0% of such monthly installment. In the event of a default, the loan also provides for a default interest rate of 4.0% per annum plus the greater of the LIBOR Rate or the Prime Rate. The loan may be prepaid in whole or in part, without paying a prepayment premium. The loan documents contain certain customary representations, warranties, covenants and indemnities.

The material terms of the Highlands loan are qualified in their entirety by the terms of the Highlands loan agreement, Highlands note, Highlands mortgage, Repayment Guaranty and Environmental Indemnity Agreement attached hereto as Exhibits 10.3 through 10.7 to this Current Report on Form 8-K.

LaSalle Line of Credit

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, and as further reported in the Current Report on Form 8-K we filed on December 18, 2007, we entered into a $80,000,000 secured revolving line of credit with LaSalle and KeyBank, or the LaSalle line of credit. On December 19, 2007, we borrowed $2,901,000 under the LaSalle line of credit, which was applied towards the purchase of the Highlands Ranch property, including closing costs.

Wachovia Interest Rate Swap

We, through G&E Healthcare REIT County Line Road, LLC, entered into an interest rate swap agreement dated December 21, 2007, as amended on December 24, 2007, or the ISDA Agreement, with Wachovia, in connection with the Highlands loan with Wachovia. As noted above, pursuant to the terms of the Highlands note in favor of Wachovia, the Highlands loan bears interest, at our option, at a per annum rate equal to either: (a) 30-day LIBOR plus 1.55%; or (b) the Prime Rate, as announced by Wachovia from time to time. As a result of the ISDA Agreement, the Highlands loan bears interest at a fixed rate of 5.52% per annum from December 19, 2007 through December 31, 2010; and provides for monthly interest-only payments due on the first business day of each calendar month commencing on January 2, 2008.

The material terms of the interest rate swap are qualified in their entirety by the terms of the ISDA Agreement attached as Exhibit 10.8 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On December 27, 2007, we issued a press release announcing the acquisition of the Highlands Ranch property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between BRCP Highlands Ranch, LLC and Triple Net Properties, LLC, dated November 29, 2007

10.2 Assignment and Assumption of Purchase and Sale Agreement by and between Triple Net Properties, LLC and G&E Healthcare REIT County Line Road, LLC, dated December 19, 2007

10.3 Loan Agreement by and between G&E Healthcare REIT County Line Road, LLC and Wachovia Bank, National Association, dated December 19, 2007

10.4 Promissory Note by G&E Healthcare REIT County Line Road, LLC in favor of Wachovia Bank, National Association, dated December 19, 2007

10.5 Deed of Trust, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT County Line Road, LLC for the benefit of Wachovia Bank, National Association, dated December 19, 2007

10.6 Repayment Guaranty by Grubb & Ellis Healthcare REIT, Inc. in favor of Wachovia Bank, National Association, dated December 19, 2007

10.7 Environmental Indemnity Agreement by G&E Healthcare REIT County Line Road, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Bank, National Association, dated December 19, 2007

10.8 ISDA Interest Rate Swap Agreement by and between G&E Healthcare REIT County Line Road, LLC and Wachovia Bank, National Association, dated December 21, 2007, as amended on December 24, 2007

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated December 27, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

December 27, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between BRCP Highlands Ranch, LLC and Triple Net Properties, LLC, dated November 29, 2007
10.2	Assignment and Assumption of Purchase and Sale Agreement by and between Triple Net Properties, LLC and G&E Healthcare REIT County Line Road, LLC, dated December 19, 2007
10.3	Loan Agreement by and between G&E Healthcare REIT County Line Road, LLC and Wachovia Bank, National Association, dated December 19, 2007
10.4	Promissory Note by G&E Healthcare REIT County Line Road, LLC in favor of Wachovia Bank, National Association, dated December 19, 2007
10.5	Deed of Trust, Assignment, Security Agreement and Fixture Filing by G&E Healthcare REIT County Line Road, LLC for the benefit of Wachovia Bank, National Association, dated December 19, 2007
10.6	Repayment Guaranty by Grubb & Ellis Healthcare REIT, Inc. in favor of Wachovia Bank, National Association, dated December 19, 2007
10.7	Environmental Indemnity Agreement by G&E Healthcare REIT County Line Road, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Bank, National Association, dated December 19, 2007
10.8	ISDA Interest Rate Swap Agreement by and between G&E Healthcare REIT County Line Road, LLC and Wachovia Bank, National Association, dated December 21, 2007, as amended on December 24, 2007
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated December 27, 2007